UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

Cotelligent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27412	94-3173918
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Montgomery Street, Suite 1000 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 477-9900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

Sale of Common Stock and Warrants to James R. Lavelle

On April 27, 2005 (the “Closing Date”), Cotelligent Inc. (the “Company) entered into a Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with James R. Lavelle (“Mr. Lavelle”), Chief Executive Officer of the Company, pursuant to which the Company sold, and Mr. Lavelle purchased, an aggregate of 1,000,000 shares of common stock (the “Shares”) and warrants (the “Warrants”) to purchase up to an additional 1,000,000 shares of common stock (the “Warrant Shares”), at an offering price of $0.10 per share, for a total consideration of $100,000.00. The Board of Directors of the Company had previously approved the sale of up to 20,000,000 shares of common stock and the issuance of warrants to purchase up to an additional 20,000,000 shares of common stock in private placements to accredited investors. On April 26, 2005, the Board of Directors of the Company approved the sale to Mr. Lavelle of 1,000,000 shares of common stock and warrants to purchase 1,000,000 shares of common stock on the terms and conditions set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company has agreed that, as promptly as reasonably practicable after the first anniversary of the Closing Date, the Company shall use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission on one occasion, a registration statement and such other documents as may be necessary in the advice of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective in order to comply with the provisions of the Securities Act of 1933, as amended, so as to permit (i) the registered resale of the Warrants and the exercise of the Warrants for Warrant Shares by persons to whom the Warrants are resold pursuant to such resale registration and (ii) the registered resale of the Shares and the Warrant Shares for a period of one (1) year following the date on which the registration statement is declared effective by each and every holder of Shares and Warrants sold pursuant to the Purchase Agreement who desires to register the resale of their Shares and Warrants.

Each Warrant is exercisable for the purchase of one share of the Company’s common stock at an exercise price of $0.30 per share. The Warrants are immediately exercisable and expire three years from their date of issuance. The Company has the right to redeem all or any portion of the Warrants at any time at a price of $0.05 per share.

The sale was made in a private placement transaction, pursuant to the exemption provided by Section 4(2) of the Securities Act and certain rules and regulations promulgated under that section and pursuant to exemptions under state securities laws, as a sale to “accredited investors” as defined in Rule 501(a) of the Securities Act.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Shares, Warrant Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the form of Purchase Agreement and the form of Warrant are attached hereto as exhibits. This summary description does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement and form of Warrant, which are incorporated herein by reference.

Consulting Agreement and Issuance of Common Stock

On April 22, 2005, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with CEOcast, Inc. (“CEOcast”), pursuant to which the Company agreed to engage CEOcast as a consultant to the Company to provide investor relations services to the Company for a three-month period. In consideration of CEOcast providing the investor relations services to the Company, the Company agreed to pay CEOcast $7,500 per month, plus expenses. In addition, the Company agreed to issue to CEOcast an aggregate of 500,000 shares of common stock (the “Consultant Shares”). Effective April 22, 2005, the Company issued the Consultant Shares to CEOcast. Based on the last closing price of the Company’s common stock as reported on the Over-the-Counter Bulletin Board on April 22, 2005, the Consultant Shares had an aggregate market value on that date of approximately $65,000.

Pursuant to the Consulting Agreement, the Company has agreed to register the Consultant Shares under the Securities Act, in connection with the next registration of its securities under the Securities Act, so as to permit the registered resale of the Consultant Shares.

The sale was made in a private placement transaction, pursuant to the exemption provided by Section 4(2) of the Securities Act and certain rules and regulations promulgated under that section and pursuant to exemptions under state securities laws, as a sale to “accredited investors” as defined in Rule 501(a) of the Securities Act.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Consultant Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the Consulting Agreement is attached hereto as an exhibit. This summary description does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is incorporated herein by reference.

Item 8.01. Other Events – Acquisition of Common Stock and Warrants by Executive Officer

On April 27, 2005, the Company sold to James R. Lavelle 1,000,000 shares of common stock and warrants to purchase up to an additional 1,000,000 shares of common stock, at an offering price of $0.10 per share, for a total consideration of $100,000.00. Mr. Lavelle is the Chairman and Chief Executive Officer of the Company. The information in Items 1.01 and 3.02 of this Current Report on Form 8-K are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
4.1	Form of Warrant issued by the Company to Mr. Lavelle

10.1	Form of Purchase agreement, by and between the Company and Mr. Lavelle

10.2	Consulting Agreement, dated as of April 22, 2005, by and between the Company and CEOcast

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTELLIGENT, INC.

By:	/s/ Curtis J. Parker
Curtis J. Parker
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Dated: April 28, 2005

Exhibit Index

Exhibit Number	Description
Exhibit No. 4.1	Form of Warrant issued by the Company to Mr. Lavelle

Exhibit No. 10.1	Form of Purchase agreement, by and between the Company and Mr. Lavelle

Exhibit No. 10.2	Consulting Agreement, dated as of April 22, 2005, by and between the Company and CEOcast